UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 25, 2025
GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-06714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1812 North Moore Street, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)
(703) 345-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class B Common Stock, par value $1.00 per share	GHC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2025, Jack Markell was elected to the Board of Directors of Graham Holdings Company (the “Company”). Mr. Markell previously served as a Director of the Company from May 2017 through December 2021. The Board has not yet determined whether Mr. Markell will be a member of any committee of the Board. The Board determined that Mr. Markell qualifies as an "independent director" under New York Stock Exchange listing standards. There are no family relationships between Mr. Markell and any director or executive officer of the Company or any related party transactions involving Mr. Markell and the Company. There is no arrangement or understanding between Mr. Markell and any other person pursuant to which he was selected as a director. Mr. Markell’s compensation for service as a non-employee director will be consistent with that of the Company’s other non-employee directors, which consists of an annual cash retainer, a portion of which non-employee directors may elect to receive in the form of fully vested shares of the Company’s Class B common stock, and reimbursement of out-of-pocket expenses for the meetings that he attends. The Company's non-employee director compensation practices are described in the Proxy Statement for the Company's 2024 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 26, 2024, under the heading "Director Compensation."

A copy of the Company's press release announcing the election of Mr. Markell is furnished as Exhibit 99.1 to the Form 8-K.

Item 9.01          Financial Statements and Exhibits.

Exhibit 99.1     Press release dated February 25, 2025.

Exhibit Index

Exhibit 99.1	Press Release dated February 25, 2025.

Exhibit 104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Holdings Company
(Registrant)

Date: February 25, 2025	/s/ Nicole M. Maddrey
Nicole M. Maddrey, Senior Vice President, General Counsel, Secretary

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